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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): SEPTEMBER 29, 2005

                          NORTHFIELD LABORATORIES INC.
               (Exact Name of Registrant as Specified in Charter)

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
            DELAWARE                      000-24050               36-3378733
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)
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                               1560 SHERMAN AVENUE
                                   SUITE 1000
                          EVANSTON, ILLINOIS 60201-4800
              (Address of Principal Executive Offices and Zip Code)

                                 (847) 864-3500
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     At the annual meeting of the stockholders of Northfield Laboratories Inc., a Delaware corporation (the "Company"), held on September 29, 2005 (the "2005 Annual Meeting"), the stockholders of the Company adopted and approved an amendment and restatement to the Company's 2003 Equity Compensation Plan (the "Plan"). The amendment increased the number of shares available under the Plan from 750,000 to 2,250,000 shares. A copy of the Company's 2003 Equity Compensation Plan, as amended and restated, is attached hereto as Exhibit 10.1.

     Effective September 29, 2005, the Company and Edward C. Wood, Jr., who was elected to the Company's Board of Directors at the 2005 Annual Meeting, entered into an indemnification agreement. The indemnification agreement is the same in all material respects to the indemnification agreements the Company has entered into with each of its directors and senior executive officers. The indemnification agreement requires the Company to indemnify Mr. Wood to the maximum extent permitted by law and to advance all expenses he may reasonably incur in connection with the defense of any claim or proceeding in which he may be involved as a party or witness. The indemnification agreement specifies certain procedures and assumptions applicable in connection with requests for indemnification and advancement of expenses and also requires the Company to continue to maintain directors and officers and fiduciary liability insurance for a six-year period following any change in control transaction. The rights provided to Mr. Wood under his indemnification agreement are in addition to any other rights he may have under the Company's restated certificate of incorporation or bylaws, applicable law or otherwise. The form of indemnification agreement with the directors, including Mr. Wood, was filed as
Exhibit 10.19 to the Company's Quarterly Report on Form 10-Q for the Company's quarter ended February 28, 2001 and is incorporated herein by reference.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.

     At the 2005 Annual Meeting, the stockholders of the Company approved an amendment to the Company's restated certificate of incorporation to increase the number of authorized shares of the Company's common stock from 30,000,000 to 60,000,000 shares. The amendment was filed in the state of Delaware on September 30, 2005. A copy of the amendment to the restated certificate of incorporation is attached hereto as Exhibit 3.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

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
Exhibit No.   Description
-----------   -----------
3.1           Amendment to Restated Certificate of Incorporation of Northfield
              Laboratories Inc.

10.1 Northfield Laboratories Inc. 2003 Equity Compensation Plan, as amended and restated.

10.2 Form of Indemnification Agreement - Director (incorporated herein by reference to Exhibit 10.19 to the Company's Quarterly Report on Form 10-Q for the Company's quarter ended February 28, 2001).
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2005                  NORTHFIELD LABORATORIES INC.


                                        By: /s/ Jack J. Kogut
                                            ------------------------------------
                                            Jack J. Kogut
                                            Senior Vice President and
                                            Chief Financial Officer

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                                  EXHIBIT INDEX

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
EXHIBIT NO.   DESCRIPTION
-----------   -----------
3.1           Amendment to Restated Certificate of Incorporation of Northfield
              Laboratories Inc.

10.1 Northfield Laboratories Inc. 2003 Equity Compensation Plan, as amended and restated.

10.2 Form of Indemnification Agreement - Director (incorporated herein by reference to Exhibit 10.19 to the Company's Quarterly Report on Form 10-Q for the Company's quarter ended February 28, 2001).

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